EXHIBIT 99(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 of Lynch Corporation (the “Company”) on Form 10-K as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond H. Keller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/ RAYMOND H. KELLER RAYMOND H. KELLER Chief Financial Officer

Dated: March 27, 2003